UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Item 8.01. Other Events.

On July 14, 2020, SiteOne Landscape Supply, Inc. (the “Company”) detected a ransomware attack on its information technology systems. Promptly upon its detection of the attack, the Company launched an investigation and notified law enforcement, and legal counsel and other incident response professionals were engaged. While the Company’s investigation of the incident is ongoing, the Company has implemented a series of containment and remediation measures and taken steps to prevent the ransomware from functioning any further. The Company has recovered all of its critical operational data, and the incident has not had a significant impact on the Company’s business operations or ability to service its customers. Based on the information currently known, the Company does not expect the incident to have a material impact on its business, operations or financial results. The Company carries insurance, including cyber insurance, commensurate with its size and the nature of its operations. Since detection of the incident, the Company has implemented additional and enhanced measures to reinforce the security of its information technology systems.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The words “believe,” “expect,” and similar expressions, as they relate to the Company, its performance and/or its information technology systems, are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding its ability to contain and assess the ransomware attack and the impact of the ransomware attack on the Company’s customers and the Company’s business, operations or financial results. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the ransomware attack, legal, reputational and financial risks resulting from additional cyberattacks, including the ransomware attack, the effectiveness of business continuity plans during the ransomware attack, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

	By:	/s/ Briley Brisendine
Name: Briley Brisendine
Title: Executive Vice President, General Counsel and Secretary

Date: July 27, 2020